Regal Beloit Corporation

Third Quarter 2012 Earnings Conference Call

October 30, 2012

Mark Gliebe
Chairman and
Chief Executive Officer

Jon Schlemmer
Chief Operating Officer

Chuck Hinrichs
Vice President
Chief Financial Officer

John Perino
Vice President
Investor Relations

REGAL

REGAL

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on February 29, 2012 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, "non-GAAP financial measures"). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment.

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Agenda

Opening Comments	Mark Gliebe
Financial Update	Chuck Hinrichs
Operations Update	Jon Schlemmer
Summary	Mark Gliebe
Q&A	All
Closing Comments	Mark Gliebe

Opening Comments

- Record Third Quarter Sales & Earnings
  - HVAC Showed Slight Growth as Expected
  - Realized Favorable Tax Incentives

- Third Quarter Highlights
  - Free Cash Flow of 102% of Net Income
  - Continued Progress on Synergy Programs
  - Opened Two China Facilities
  - Simplification Continuing

- Fourth Quarter Outlook - Uncertainty

3rd Quarter 2012 Financial Results

- Third Quarter Results In Line with Expectations
- Sales Increased 5.8%
  - Excl. Acquired Businesses, Sales Declined 9.7%
  - Growth in North American HVAC and Unico
  - Sluggish North American Industrial Markets
  - Continued International Headwinds
  - Currency Exchange Rates Reduced Sales by 1.7%

3rd Quarter 2012 Financial Results

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended	
	Sep. 29, 2012	Oct. 1, 2011
GAAP Diluted Earnings Per Share	$ 1.29	$ 1.13
EPC Acquisition Costs and Purchase Accounting Costs	-	0.28
Restructuring Costs	0.08	-
Gain on Divestiture	-	(0.10)
Prior Year Tax Benefit	(0.05)	-
Adjusted Diluted Earnings Per Share	$ 1.32	$ 1.31

- Restructuring Charges of $5.2 Million or $0.08 EPS
  - $2.8 million COGS
  - $2.4 million Operating Expenses
- Tax Benefit for High Technology Status in China

3rd Quarter 2012 Financial Highlights
(GAAP)



+6%
$737
$780
2011
2012
Revenue ($M)
+7%
$78
$83
2011
2012
Income from Operations ($M)
+14%
$1.13
$1.29
2011
2012
Diluted EPS

3rd Quarter 2012 Financial Highlights
(Adjusted)



+6%
$737
$780
2011
2012
Revenue ($M)
+1%
$88
$89
2011
2012
Adjusted Income from Operations ($M)*
+1%
$1.31
$1.32
2011
2012
Adjusted Diluted EPS*

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

3rd Quarter 2012 Financial Performance

Capital Expenditures
- $21 Million
- $5 Million Grants Received
- $85 Million Est. for FY 2012

Income Tax Rate
- 24.5% ETR
- High Technology Tax Incentive
- 26.0% Est. ETR for 4Q 2012

Free Cash Flow
- $55 Million FCF*
- 102% of Net Income
- $217 Million FCF YTD 2012
- 131% of Net Income YTD 2012

Balance Sheet 9/29/2012
- Total Debt of $866 Million
  - Repaid $45 Million of Debt in 3Q
- Debt to Cap 32.8%
- Debt to LTM EBITDA* 1.9x
- Net Debt to LTM EBITDA* 1.5x

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

4th Quarter 2012 Guidance

- GAAP EPS Guidance of $0.58 to $0.66
- Adjusted EPS Guidance of $0.67 to $0.75, After Adding Back $0.09 for Estimated Restructuring Costs
  – Seasonally Lower Sales in 4th Quarter
  – Modest Sales Growth Expected for HVAC
  – Weaker Demand in North America and International Businesses
  – Controlling Costs and Expenses

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3rd Quarter 2012 Operations Update

- Slowing Market Conditions During Latter Part of Quarter
- N.A. Commercial and Industrial Motors Down 6.4%
- N.A. Mechanical Down 0.9%
- Sales Outside U.S. Down 9.4%, Representing 31.4% of Total Sales
- Unico Up 32% Driven by Oil and Gas
- N.A. Residential HVAC Up 0.4%

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Synergies and Simplification

- Juarez Restructuring Program
  - Closing Four Manufacturing Facilities
  - Excellent Progress - On Track to Complete by Mid 2013
- N.A. Warehouse Restructuring Program
  - Exiting Three U.S. Warehouses – One Complete
  - Program to be Completed by Year End
- Simplification Initiative
  - Additional Mexico Footprint Rationalization
  - ERP and Vendor Consolidation
  - Standard Engineering Systems

China Grand Opening Celebrations

Hermetic Motors - Taicang



Generators - Shanghai



Visual Management



Lean Production



Energy Efficient Products



Total Sales
Energy Efficient Products
22%



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HERA-MAX Gear Motor

- Drop-in Replacement Offering up to 35% Efficiency Improvement
- Interchangeable Features Help Reduce Customers' Inventory Levels by 75%
- More Efficient, More Reliable, More Compact, Lighter Weight



Unico Oil & Gas Application



Large Frame IEC Motors

- Collaborative Effort Between North America and China Teams
- Up to 1,250 Horsepower and 95% Efficient
- Wide Range of Applications
- Short Lead Times by Utilizing Existing Components



IEC 450 Frame

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Summary

- Record Third Quarter Sales and Earnings
- Synergy and Simplification Benefits Beginning
- Fourth Quarter
  - Normal Seasonality
  - Modest HVAC Growth
  - Difficult Sales Environment For Other North American and International Businesses
- Continued Strong Free Cash Flow
- Acquisition Pipe Line Strong for Targets to Meet Strategic Objectives

Questions and Answers

Closing Comments

- Record Third Quarter Sales and Earnings
- Successful Integration and Driving Synergies
- Successfully Transitioned Two Factories in China
- Improved Quality and Delivery Performance Reflected by Improved Customer Survey Responses

Thank You

Appendix Non-GAAP Reconciliations

EBITDA Reconciliation

Dollars in Millions	4Q 2011	1Q 2012	2Q 2012	3Q 2012	LTM
Net Income	$33.5	$48.7	$62.7	$54.3	199.2
Plus: Minority Interest	0.3	1.2	1.6	0.9	4.0
Plus: Taxes	14.7	17.8	28.2	17.9	78.6
Plus: Interest Expense	10.7	11.8	11.2	10.6	44.3
Less: Interest Income	(0.6)	(0.4)	(0.4)	(0.4)	(1.8)
Plus: Depreciation	18.4	20.1	21.3	20.9	80.7
Plus: Amortization	10.1	10.8	10.9	11.0	42.8
EBITDA	$87.1	$110.0	$135.5	$115.2	$447.8

Appendix Non-GAAP Reconciliations

Free Cash Flow Reconciliation

Dollars in Millions

	Three Months Ended		Nine Months Ended	
	Sep. 29, 2012	Oct. 1, 2011	Sep. 29, 2012	Oct. 1, 2011
GAAP Net Cash Provided by Operating Activities	$ 71.8	$ 66.7	$ 276.2	$ 176.2
Additions to Property Plant and Equipment	(21.3)	(5.9)	(66.1)	(44.3)
Grants Received for Capital Expenditures	4.7	-	7.1	-
Free Cash Flow	$ 55.2	$ 60.8	$ 217.2	$ 131.9
Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit	101.7%	133.0%	131.1%	111.0%

Adjusted Diluted EPS Reconciliation

	Three Months Ended		Nine Months Ended	
	Sep. 29, 2012	Oct. 1, 2011	Sep. 29, 2012	Oct. 1, 2011
GAAP Diluted Earnings Per Share	$ 1.29	$ 1.13	$ 3.94	$ 3.00
EPC Acquisition Costs and Purchase Accounting Costs	-	0.28	-	0.46
2Q 2011 Warranty Expense Item	-	-	-	0.44
Restructuring Costs	0.08	-	0.09	-
Gain on Disposal of Real Estate	-	-	(0.02)	-
Gain on Divestiture	-	(0.10)	-	(0.10)
Prior Year Tax Benefit	(0.05)	-	(0.05)	-
Adjusted Diluted Earnings Per Share	$ 1.32	$ 1.31	$ 3.96	$ 3.80

Appendix Non-GAAP Reconciliations

Adjusted Gross Profit Reconciliation

Dollars in Millions

	Three Months Ended		Nine Months Ended	
	Sep. 29, 2012	Oct. 1, 2011	Sep. 29, 2012	Oct. 1, 2011
GAAP Gross Profit	$ 192.6	$ 179.6	$ 610.3	$ 495.1
EPC Purchase Accounting Costs	-	10.3	-	10.3
Restructuring Costs	2.8	-	3.3	-
2Q 2011 Warranty Expense Item	-	-	-	28.0
Adjusted Gross Profit	$ 195.4	$ 189.9	$ 613.6	$ 533.4
Adjusted Gross Profit as a Percentage of Net Sales	25.1%	25.8%	25.0%	25.6%

Adjusted Income from Operations Reconciliation

Dollars in Millions

	Three Months Ended		Nine Months Ended	
	Sep. 29, 2012	Oct. 1, 2011	Sep. 29, 2012	Oct. 1, 2011
GAAP Income from Operations	$ 83.3	$ 78.1	$ 265.7	$ 197.1
EPC Acquisition Costs and Purchase Accounting Costs	-	16.1	-	25.7
2Q 2011 Warranty Expense Item	-	-	-	28.0
Restructuring Costs	5.2	-	5.7	-
Gain on Disposal of Real Estate	-	-	(1.3)	-
Gain on Divestiture	-	(6.5)	-	(6.5)
Adjusted Income from Operations	$ 88.5	$ 87.7	$ 270.1	$ 244.3